LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 12, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 31, 2013, OF

LEGG MASON STRATEGIC REAL RETURN FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2013, as supplemented on May 6, 2013, October 18, 2013, and November 12, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2013, as supplemented on May 23, 2013 and November 12, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2012, are incorporated by reference into this Summary Prospectus.

The sections titled “Management – Portfolio managers – Batterymarch” in the fund’s Summary Prospectus and in the fund’s Prospectus are deleted and replaced with the following:

Batterymarch: Stephen A. Lanzendorf, CFA and Philip Smeaton, CFA, have been Portfolio Managers of the fund sleeve subadvised by Batterymarch since 2011 and 2013, respectively.

The following information replaces the information about Batterymarch in the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus:

Batterymarch’s Developed Markets team manages the portion of the fund managed by Batterymarch. The following Portfolio Managers provide day-to-day management of these assets:

Stephen A. Lanzendorf and Philip Smeaton are responsible for the strategic oversight of the Batterymarch portion of the fund’s investments. As part of a larger team, their focus is on portfolio structure, and they are primarily responsible for ensuring that this portion of the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and co-head of Batterymarch’s Developed Markets team and has 28 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Smeaton, CFA, is a Portfolio Manager on the Developed Markets team at Batterymarch. He has been associated with Batterymarch since 2006 and has 12 years of experience in the investment industry. Before transferring to Boston, Mr. Smeaton was based at Batterymarch’s London affiliate, Legg Mason Investments (Europe) Ltd., where he was a dedicated resource to Batterymarch. Mr. Smeaton held responsibilities as a quantitative analyst until 2012, when he was promoted to portfolio manager. He was formerly an investment manager at Mitsubishi UFJ Asset Management (UK) Ltd. in London and worked at Tynemarch Systems Engineering. He holds an MA from Oxford University (UK).

Please retain this supplement for future reference.

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